UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 14, 2023

BLACK MOUNTAIN ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40907	86-2013849
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

425 Houston Street, Suite 400
Fort Worth, TX	76102
(address of principal executive offices)	(zip code)

(817) 698-9901

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, $0.0001 par value, and three quarters of one warrant	BMAC.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	BMAC	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock	BMAC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Promissory Note

On September 14, 2023, Black Mountain Acquisition Corp. (the “Company”) issued an unsecured promissory note (the “Note”) to Black Mountain Sponsor LLC (the “Sponsor”) in the principal amount of $160,000 in connection with the Extension (as defined below). The Note bears no interest and is due and payable upon the earlier to occur of (i) the date on which the Company consummates a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses or entities (an “Initial Business Combination”) and (ii) the liquidation of the Company on or before October 19, 2023 (the “New Termination Date”), unless such date is extended pursuant to the Company’s second amended and restated certificate of incorporation (the “Amended Charter”), or such later liquidation date as may be approved by the Company’s stockholders.

If the Company consummates an Initial Business Combination, it will repay the loans out of the proceeds of the trust account for its public stockholders (the “Trust Account”) or, at the option of the Sponsor, convert all or a portion of the loans into warrants for $1.00 per warrant, which warrants will be identical to the warrants issued by the Company in a private placement in connection with the Company’s initial public offering (the “IPO”). If the Company does not consummate an Initial Business Combination, the Company will repay the loans only from funds held outside of the Trust Account.

The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing description of the Note is qualified in its entirety by reference to the full text of the Note, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K with respect to the Note is incorporated by reference in this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K with respect to the Note is incorporated by reference in this Item 3.02.

Item 8.01	Other Events.

On September 14, 2023, the Company issued a press release announcing that its board of directors has elected to extend the date by which the Company has to consummate an initial business combination from September 18, 2023 to October 18, 2023 (the “Extension”), as permitted under the Amended Charter. In connection with the Extension, the Sponsor has deposited $160,000 into the Trust Account. The Extension is the fourth out of six one-month extensions permitted under the Amended Charter.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Promissory Note, dated September 14, 2023, issued to the Sponsor by the Company.

99.1	Press Release, dated September 14, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 14, 2023

BLACK MOUNTAIN ACQUISITION CORP.

By:	/s/ Jacob Smith
Name:	Jacob Smith
Title:	Chief Financial Officer, Chief Accounting Officer and Secretary